UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): March 8, 2005
                         CITADEL SECURITY SOFTWARE INC.
             (Exact Name of Registrant as Specified in its Charter)

       DELAWARE                 000-33491                    75-2873882
    (STATE OR OTHER      (COMMISSION FILE NUMBER)          (IRS EMPLOYER
    JURISDICTION OF                                     IDENTIFICATION NUMBER)
    INCORPORATION)

           TWO LINCOLN CENTRE
      5420 LBJ FREEWAY, SUITE 1600
             DALLAS, TEXAS                 75240
(Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, Including Area Code: (214) 520-9292

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On March 8, 2005, Citadel Security Software Inc. (Citadel) announced its financial results for the fourth quarter and year ended December 31, 2004. A copy of the press release is filed herewith as Exhibit 99.1. In addition, on March 8, 2005, Citadel conducted its earnings conference call for the fourth quarter and year ended December 31, 2004. On this conference call, Citadel disclosed the following additional information, qualified in each case by the cautionary statements regarding forward-looking statements at the outset of the conference call and by reference to the matters that could cause forward-looking statements not to be achieved which are identified in the press release and Citadel's filings with the Securities and Exchange Commission:

     - Citadel expects average quarterly expenses of approximately $7 million for each of the quarters of 2005 including non-cash charges, primarily depreciation and software amortization.
     - Citadel expects to record approximately $3.3 million the same amount of capitalized costs in 2005 as in 2004.
     - At December 31, 2004 Citadel's sales team included a total of 62 employees in sales, marketing and business development, including 22 quota-carrying employees of which 5 are in government sales.
     - Citadel believes it may possibly become cash flow positive by the end of the third quarter or during the fourth quarter of 2005.
     - Citadel believes that if it executes its business plan it has and can generate sufficient cash from operations to meet its anticipated cash needs for 2005.


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A replay of the live broadcast of the conference call will be available on
Citadel's website for a limited time and any material information disclosed on the conference call that has not been previously disclosed publicly will also be available on Citadel's website at www.citadel.com.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

          Exhibit 99.1 Press Release of Citadel Security Software Inc. dated March 8, 2005, announcing its financial results for the fourth quarter and year ended December 31, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

Citadel Security Software Inc.
(Registrant)


By: /s/ STEVEN B. SOLOMON
-------------------------
Steven B. Solomon
Chief Executive Officer

Dated as of March 8, 2005


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